UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Media & Telecommunications Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

For equity investors and those who steward equity capital, the past year was bleak. In fact, 2008 will go down in history as the third-worst year for equities in more than a century. One has to go back to 1907 and 1931 to find calendar years that inflicted greater damage on the Dow Jones Industrial Average, which ended the year below its level of 10 years ago. No areas within the media and telecommunications sectors were immune to the global economic crisis. As we have written in the past, the focus of management has been on microeconomic analysis—specifically, analysis of individual companies paired with a thorough understanding of broader industry trends. In 2008, and during the last four months in particular, macroeconomic events dominated microeconomic analysis, and on this playing field our performance, while marginally better than others, proved to be absolutely poor.

During the six months ended December 31, 2008, your fund declined 36.22% compared with a similar drop of 36.84% for the Lipper Telecommunications Funds Average, a benchmark tracking the performance of similar funds. The broad market, as measured by the S&P 500 Stock Index, fell by a lesser percentage. For the full year, the fund’s return of -46.46% was slightly better than the Lipper benchmark’s -48.33% performance, but the media and telecommunications sectors as a whole underperformed the general market.

HIGHLIGHTS

• No segments in media and telecommunications were spared in one of the worst years in history for stocks.

• The fund suffered considerable damage in 2008 and underperformed the broad market, as measured by the S&P 500 Index.

• Stock losses were widespread across our industries, but there were a couple of bright spots, including acquisition targets.

• The stocks of many companies in the media and telecommunications sectors are currently selling at very low valuations, and we have positioned the portfolio in areas where we see the best long-term potential.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

MARKET ENVIRONMENT

Media and telecommunications stocks sold off sharply along with the rest of the market as all areas within our sector posted steep losses during the year. Volatility in 2008 was historic. The VIX, which measures volatility in the market and is commonly viewed as a barometer of uncertainty, averaged over 60 in October, whereas it had failed to reach that level on any individual day for the prior 10 years. Coincident with the increase in volatility, risk premiums across all but the safest asset classes expanded, causing widespread losses in many global asset categories with the exception of a few government bond markets.

The actions of financial markets quickly impacted global economies, creating a vicious downward cycle. In a relatively brief period from the middle of September to the end of October, consumers across the globe reined in consumption at the same time that loans to businesses and consumers came to a halt, which reinforced the negative impact on financial markets.

As 2008 ended, governments around the world focused on stabilizing financial markets so that credit markets, which allow businesses to operate and individuals to purchase necessities and discretionary items, could function. In December, the Federal Reserve lowered the key federal funds target rate from 1.00% to a historically low range of 0.00% to 0.25% in an unprecedented move to shore up the flagging U.S. economy. In addition to the rate reduction, which marks a new era in U.S. monetary policy, the Fed announced that it would take other measures to breathe life into the economy, including the possible purchase of agency, mortgage-backed, and Treasury securities. As we write this letter, we remain mindful of the global macroeconomic environment and believe some initial signs of stability in the financial markets are present.

Yet we remain most focused on the microeconomics of the companies in the larger media and telecommunications sectors. Long-term shareholders may remember that five years of strong performance followed the telecommunications and technology equity bust of 2000 to 2002, and we believe that the next few years will offer similar opportunities for those who maintain their long-term investment discipline. Looking ahead, we remain positive about the long-term potential of companies that benefit from increasing global consumer demand for wireless data and services via wireless towers and dominant emerging market wireless operators, market leading and innovative Internet leaders, and quality broadband providers with modest competition.

PERFORMANCE REVIEW

In reviewing last year’s performance, it would be easy to write that there was no “safe place to hide.” Instead, we would prefer to make a distinction between securities whose share performance we believe was temporary and those whose decrease in value is permanent, keeping in mind our goal of letting shareholders understand the processes we follow in selecting investments for the portfolio.

In the field of telecommunications, your fund suffered from the market’s aversion to both high-yield risk premiums and emerging market premiums. In general, we have always been wary of financial leverage given the stress that debt puts on business at precisely the wrong time in a business cycle. That said, considering the steadiness of certain companies’ revenue models as well as the barriers to entry, we are comfortable with the leverage for both domestic wireless tower providers and quality cable communications companies. In particular, your fund’s performance suffered as investors grew concerned about leverage at tower provider Crown Castle International and cable operator Cablevision Systems. We added to both positions as the market severely punished them due to concerns about their ability to refinance future debt obligations. Both companies accomplished their business plans for 2008, and we remain positive on their future growth. Crown Castle’s business continues to benefit from both the growth in wireless voice minutes and the growing desire to consume data in a mobile world. We do not see these trends changing; in fact, the recession seems to be accelerating the replacement of fixed-line usage with wireless as consumers scrutinize expenditures. Furthermore, the vast majority of the company’s revenues are contracted over multiple years. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

America Movil, the dominant wireless operator in Latin America, hurt results because of increasing competition and the relative weakness of Latin American currencies. Yet it remains poised to benefit from the relatively weak wireline competition in the growth of data services in its markets.

In contrast, we decided to eliminate our position in Sprint Nextel. We initially made the investment with the view that the number-three U.S. wireless player had the potential to stem losses in market share based on its solid spectrum and physical assets. We believed that the company had a sufficient capital base, and new management seemed able to refocus the company on improved service with greater financial efficiency in time to maintain appropriate competitive scale. However, as we marked Sprint’s progress, we became increasingly concerned about the company’s ability to match the resources of its competitors in infrastructure, marketing, and products in the face of a deteriorating economy and more expensive financial capital markets. Thus, we moved on.

Internet giants Google and Amazon.com, the dominant players in their respective high-growth markets, were poor performers in 2008. Both companies saw significant contraction in equity value driven more by the market’s view of future growth prospects than by actual financial or competitive performance. While we acknowledge that both companies’ financial results are impacted by the global recession, we believe that the opportunity for market share gains has not been properly recognized. In the case of Amazon, the company is likely to be a significant beneficiary over the coming year as global retailers shrink inventory or simply go out of business. Amazon benefits in three ways from this market shakeout: First, there are less relevant competitors in individual categories. The remaining competitors are able to demonstrate greater price discipline allowing Amazon to maintain its low-cost pricing philosophy while generating higher returns. Second, Amazon’s leverage with product vendors continues to improve, providing for better selection, better prices for customers, and higher margins. Third, Amazon’s more efficient financial model will allow it to invest in new products and services such as the Kindle, permitting greater gains in market share while its competitors are cutting costs. We believe these near-term market dynamics, combined with Amazon’s superior customer value scores, innovative culture, and high financial returns, should lead to significant market share gains and ultimately to higher profits regardless of when the recession ends.

Outdoor advertising firms Lamar Advertising and Clear Channel Outdoor hampered performance as local advertising with exposure to the downbeat automobile and retail sector was particularly impacted by the recession. While we remain sanguine on the short-term performance of local advertising companies, we believe the market is overlooking the long-term positives in the outdoor industry, which benefits from stable viewership of its analog business and the opportunity to expand market share via its networked digital boards. We continue to monitor our investment thesis in this sector, as we do all our investments.

There were a few positive performers in 2008. Jupiter Telecommunications, the top cable television and triple-play operator in Japan, benefited from strong growth in its subscriber base, and Yahoo! ran up following a bid from Microsoft. We sold the stock when its price generously discounted the probability of a consummated deal. Internet company CNET Networks was acquired by CBS and was subsequently eliminated from the portfolio.

At the end of December, 47% of the portfolio was invested in media, 40% was in telecom services, and the remaining 15% was allocated primarily among software, telecom equipment, hardware, and reserves. The portfolio’s major holdings included Amazon.com, AT&T, Crown Castle International, American Tower Systems, Bharti Airtel, and Vodafone.

OUTLOOK

Although we are not predicating our investment strategy on an improvement in the economy in 2009, we believe long-term value exists. Historically, the stock market has been a discounting mechanism, meaning that it generally anticipates any actual improvement in economic fundamentals beforehand, and the best equity returns have required investing before a recovery. Given the uncertainty over the future, the market is barely distinguishing the prices of no-growth assets from solid-growth companies. Furthermore, the stocks of many companies in the media and telecommunications sectors are currently selling at very low valuations, offering great opportunities for potential future growth. As we learned from the 2000–2002 bear market in telecommunication and technology, positive returns may await investors who remain patient and disciplined in these tough times. For us, that means our job is to search for companies that will not only survive the current recession but will be poised to be market leaders in the next economic cycle.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Henry M. Ellenbogen
Chairman of the fund’s Investment Advisory Committee

January 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper average: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

VIX: The ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. A high value corresponds to a more volatile market.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/08

Best Contributors		Worst Contributors	
Jupiter Telecommunications*	22¢	Crown Castle International	-145¢
Las Vegas Sands**	6	Google	-91
MGM Mirage***	3	American Tower	-88
Scripps Networks Interactive**	2	America Movil	-83
Pinnacle Entertainment**	2	Lamar Advertising	-76
Verizon Communications***	1	Sprint Nextel**	-75
AT&T	1	Amazon.com	-63
NDS Group	0	Central European Media Enterprises	-60
Bill Me Later**	0	Clear Channel Outdoor	-59
Rogers Communications**	0	Leap Wireless International	-56
Total	37¢	Total	-796¢

12 Months Ended 12/31/08

Best Contributors		Worst Contributors	
Jupiter Telecommunications*	21¢	Crown Castle International	-161¢
Yahoo!**	19	Google	-142
Ning	11	America Movil	-110
CNET Networks**	5	Lamar Advertising	-108
EW Scripps***	4	Clear Channel Outdoor	-101
NDS Group	3	Amazon.com	-93
MGM Mirage***	3	American Tower	-88
Vivo Participacoes**	3	International Game Technology**	-81
Walt Disney**	2	Bharti Airtel	-80
Mobinil Egyptian Mobile Serv**	2	Expedia	-77
Total	73¢	Total	-1,041¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.8%		
HARDWARE 2.0%		
Consumer Electronics 1.4%		
Apple (1)	146,000	12,461
		12,461
Enterprise Hardware 0.6%		
Macrovision Solutions (1)	184,800	2,338
Palm (1)	900,000	2,763
		5,101
Total Hardware		17,562
MEDIA 45.3%		
Advertising 1.1%		
JCDecaux (EUR)	38,731	667
Omnicom	335,000	9,018
		9,685
Cable/Satellite 12.8%		
British Sky Broadcasting (GBP)	373,061	2,596
Cablevision, Class A	1,874,300	31,563
DISH Network (1)	1,300,000	14,417
Jupiter Telecommunications (JPY)	25,223	26,287
Shaw Communications, Class B	1,350,400	23,875
Time Warner Cable, Series A (1)	752,100	16,132
		114,870
Gaming 3.2%		
Wynn Resorts (1)	692,500	29,265
		29,265
Internet 17.1%		
Amazon.com (1)	1,222,600	62,695
Comscore (1)	51,850	661
E-Health (1)	595,000	7,902

Lamar Advertising (1)	945,900	11,880
		23,473
Total Media		407,304
SOFTWARE 2.8%		
Consumer Software 2.8%		
Gameloft (EUR) (1)	3,021,124	6,354
Nintendo (JPY)	20,000	7,684
Ubisoft Entertainment (EUR) (1)	556,447	10,879
Total Software		24,917
TELECOM EQUIPMENT 2.5%		
Wireless Equipment 0.8%		
QUALCOMM	212,500	7,614
		7,614
Wireline Equipment 1.7%		
Juniper Networks (1)	441,000	7,722
NDS Group, ADR (1)	131,800	7,557
		15,279
Total Telecom Equipment		22,893
TELECOM SERVICES 40.2%		
Competitive Local Exchange Carriers 2.8%		
Cogent Communications (1)	1,985,987	12,968
GVT (BRL) (1)	1,125,000	12,451
		25,419
Wireless - Domestic 14.1%		
American Tower, Class A (1)	1,730,000	50,723
Crown Castle (1)	2,010,000	35,336
Leap Wireless (1)	1,278,000	34,365

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/08
Investment Income (Loss)	
Income	
Dividend	$ 33,434
Securities lending	583
Interest	480
Total income	34,497
Expenses	
Investment management	9,646
Shareholder servicing	2,885
Prospectus and shareholder reports	192
Custody and accounting	306
Registration	61
Legal and audit	33
Directors	15
Miscellaneous	39
Total expenses	13,177
Expenses paid indirectly	(7)
Net expenses	13,170
Net investment income	21,327
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(154,782)
Foreign currency transactions	522
Net realized loss	(154,260)
Change in net unrealized gain (loss)	
Securities	(744,749)
Other assets and liabilities denominated in foreign currencies	(34)
Change in net unrealized loss	(744,783)
Net realized and unrealized loss	(899,043)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (877,716)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $100,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the year ended December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2008, approximately 14% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,051,742,000 and $1,361,934,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $137,000 for Price Associates, $1,830,000 for T. Rowe Price Services, Inc., and $340,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2008, the fund incurred $16,000 in interest expense related to outstanding borrowings on eight days, in the average amount of $17,800,000, and at an average annual rate of 4.13%. At December 31, 2008, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $18,961,000 from short-term capital gains

• $16,649,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $8,459,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,456,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1997	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1997	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to pres-
ent); Director, Georgia Pacific (5/04 to 12/05); Managing Director and
President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.; formerly
Telecommunications Fund	student, Sussex University and Stockholm
School of Economics (to 2003)

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., and T. Rowe Price Trust Company
Telecommunications Fund

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.; formerly Analyst, Mellon Growth
Telecommunications Fund	Advisors and Fidelity Management and
Research (to 2003)

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
President, Media &	Group, Inc.
Telecommunications Fund

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., T. Rowe Price International, Inc.,
Telecommunications Fund	and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price International, Inc.
Vice President, Media &
Telecommunications Fund

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Media &	T. Rowe Price; Vice President, T. Rowe Price
Telecommunications Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Trust Company
Telecommunications Fund

Paul Greene II (1978)	Vice President, T. Rowe Price; formerly stu-
Vice President, Media &	dent, Graduate School of Business, Stanford
Telecommunications Fund	University (to 2006); Finance & Operations
Analyst, ArvinMeritor, Inc. (to 2004)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Media &	Group, Inc., T. Rowe Price Investment Services,
Telecommunications Fund	Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Media &	T. Rowe Price Investment Services, Inc.
Telecommunications Fund

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President, Media &	Price Group, Inc.; formerly Research Analyst
Telecommunications Fund	and Co-portfolio Manager, Taurus Asset
Management and ONEX (to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Media &	Investment Services, Inc., T. Rowe Price Trust
Telecommunications Fund	Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Curt J. Organt (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media &	Group, Inc.
Telecommunications Fund

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media &	Group, Inc., and T. Rowe Price Trust Company
Telecommunications Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Media &
Telecommunications Fund

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.; formerly
Telecommunications Fund	Telecoms Analyst and Fund Manager,
Deutsche Asset Management (to 2005)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Media &	T. Rowe Price International, Inc.
Telecommunications Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009